UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    At a meeting on July 26, 2018, the Board of Directors (the Board) of Olin Corporation (Registrant) elected Stephanie A. Streeter as a new director, effective July 27, 2018. Ms. Streeter was also appointed to serve on the Compensation Committee and the Directors and Corporate Governance Committee of the Board of Registrant.

No arrangement or understanding exists between Ms. Streeter and any other person or persons pursuant to which she was elected as a director. Neither Ms. Streeter nor any member of her immediate family is a party to any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K. Registrant will take all such action as may be necessary to include this individual as a nominee to the Board of Registrant at its 2019 annual meeting of shareholders.

Ms. Streeter will be compensated for board services in the same manner as other members of the Board of Registrant as described in Registrant’s proxy statement for the 2018 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 2, 2018.

A copy of the press release announcing the election of Ms. Streeter is attached as Exhibit 99.1 and is incorporated by reference to this Item 5.02.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2018, the Board of Registrant approved an amendment to Article II, Section 1 of Registrant’s Bylaws to increase the size of the Board from ten to eleven directors, effective July 27, 2018.

A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01.    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

In the Registrant’s press release dated July 26, 2018, attached as Exhibit 99.1 and incorporated herein by reference, Registrant announced the declaration of a quarterly dividend of $0.20 on each share of Olin common stock which is payable on September 10, 2018 to shareholders of record at the close of business on August 10, 2018.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws as amended effective July 27, 2018.
99.1	Press Release announcing election of Stephanie A. Streeter as a director, dated July 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: July 26, 2018